EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended annual report of Caterpillar Inc. (the "Company") on Form 10-K/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 27, 2004	/s/James W. Owens	Chairman of the Board and Chief Executive Officer
(James W. Owens)

May 27, 2004	/s/F. Lynn McPheeters	Chief Financial Officer
(F. Lynn McPheeters)

A signed original of this written statement required by Section 906 has been provided to Caterpillar Inc. and will be retained by Caterpillar Inc. and furnished to the Securities and Exchange Commission or its staff upon request.